                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 13, 2002



                         TOLLGRADE COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)





       Pennsylvania                 0-27312                     25-1537134
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)


                           493 Nixon Road
                       Cheswick, Pennsylvania
              (Address of principal executive offices)                  15024
                                                                      (Zip code)

       Registrant's telephone number, including area code - (412) 820-1400
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 9.

Exhibit  Description
Number
99.1     Certification of Christian L. Allison pursuant to 18 U.S.C.Section 1350


99.2     Certification of Samuel C. Knoch pursuant to 18 U.S.C.Section 1350



ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, Tollgrade Communications, Inc. filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 accompanied by the certifications of Christian L. Allison, Chief Executive Officer, and Samuel C. Knoch, Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  TOLLGRADE COMMUNICATIONS, INC.



Date:    August 13, 2002                          By: /s/ Samuel C. Knoch
                                                      --------------------------
                                                      Samuel C. Knoch
                                                      Chief Financial Officer

                                  EXHIBIT INDEX



Number         Description                                    Method of Filing
99.1           Certification of Christian L.                  Furnished herewith
               Allison pursuant to 18 U.S.C.Section 1350

99.2           Certification of Samuel C. Knoch               Furnished herewith
               pursuant to 18 U.S.C.Section 1350